Exhibit 10.3

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 - DEVELOPMENT AND OPTION AGREEMENT
THIS AMENDMENT NO. 2 – DEVELOPMENT AND OPTION AGREEMENT (the “Amendment No. 2”) is made as of September 15th, 2014 (the “Amendment No. 2 Effective Date”), by and between ALTUS FORMULATION INC., a Quebec company, having its principal place of business at 17800 Rue Lapointe, Mirabel Quebec J7J 1P3, Canada (“Altus”), and ZOGENIX, INC., a Delaware corporation, having its principal place of business at 12400 High Bluff Drive, Suite 650, San Diego, CA 92130 USA (“Zogenix”). Each of Altus and Zogenix are sometimes referred to herein individually as a “Party” and together as the “Parties”.
WHEREAS, the Parties entered into a Development and Option Agreement dated as of November 1, 2013 (the “Agreement”), regarding their collaboration on the development of certain licensed products;
WHEREAS, the Parties previously amended the terms of the Agreement pursuant to that certain Amendment No. 1 dated March 10, 2014 ("Amendment No. 1");
WHEREAS, the Parties wish to further amend certain terms of the Agreement and the initial Work Plan (the “Work Plan”), on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for good and valuable consideration, the Parties hereby agree as follows:
1.DEFINITIONS. Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.
2.    AMENDMENT TO WORK PLAN. The Work Plan executed by the Parties shall be amended in accordance with the terms set forth in Exhibit A attached hereto.
3.    AMENDMENT OF THE DEVELOPMENT AND FINANCIAL MILESTONES. Section 4.1 of the Agreement shall be amended and restated in its entirety as follows;
“4.1    Development Milestones. Upon the first achievement of each of the milestones below, Zogenix shall pay to Altus the corresponding non-refundable, non-creditable Development milestone payments set forth below:

Milestone	Milestone Payment
1. [***]	[***]

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2. [***]	[***]
3. [***]
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5. [***]	[***]
The payments of the amounts set forth opposite each Development milestone in this Section 4.1 shall be payable within [***] after achievement of the applicable milestone. Each of the milestone payments set forth above shall be payable [***], [***]. Development milestone 5 above ([***]) shall be paid, even if [***], if Zogenix has [***].
4.2    Manner and Place of Payment. All payment amounts specified in this Agreement are stated, and all payments hereunder shall be payable, in [***]. All payments owed under this Agreement shall be made by wire transfer to a bank and account designated in writing by Altus, unless otherwise specified in writing by Altus."
4MISCELLANEOUS.
4.1    Entire Agreement. Amendment No.1, this Amendment No. 2 and the Agreement, including any and all Work Plans shall constitute the entire agreement between the parties on the subject matter hereof and shall supersede all other written or oral communication, proposals, drafts, amendments, agreements and representations between the Parties hereto with respect to the subject matter hereof.
4.2    No Other Changes. Except as expressly amended herein, all other provisions of the Agreement remain unchanged and in full force and effect.
4.3    Conflict. In the event of a conflict between the provisions of the Agreement and this Amendment No. 2, the terms of this Amendment No. 2 shall prevail.
4.4    Counterparts. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment No. 2 may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.
[Signature page follows]

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IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 2 as of the Amendment No. 2 Effective Date.

Zogenix, Inc.	Altus Formulation Inc.
By: /s/ Stephen J. Farr Name: Stephen J. Farr Title: President	By: /s/ Damon Smith Name: Damon Smith Title: CEO

Confidential

Exhibit A
WORK PLAN NO. 2 - DEVELOPMENT AND OPTION AGREEMENT
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